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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 333-49023 on Form S-8 of VF Corporation of our report dated March 30, 2001 relating to the financial statements of the VF Corporation Tax-Advantaged Savings Plan for Hourly Employees, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina
March  30, 2001